SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   -----------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 8, 1999
                        (Date of earliest event reported)



                              UNIVERSAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



          Virginia                      1-652                    54-0414210
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
      of Incorporation)                                     Identification No.)


       1501 North Hamilton Street
           Richmond, Virginia                                23230
(Address of Principal Executive Offices)                  (Zip Code)


               Registrant's telephone number, including area code:
                                 (804) 359-9311

Item 5.      Other Events.

             The press releases issued by the Registrant on February 4, 1999 attached hereto as Exhibit 99.1 and 99.2 are incorporated herein by reference.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)     Exhibits.

             No.               Description
             ---               -----------

             99.1 Press Release announcing additional stock repurchase and quarterly dividend, dated February 4, 1999, issued by the Company.*

             99.2 Press Release announcing earnings for the second quarter, dated February 4, 1999, issued by the Company.*

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*Filed Herewith

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     UNIVERSAL CORPORATION
                                          (Registrant)



Date:  February 8, 1999              By:   /s/ James M. White, III
                                         ---------------------------------------
                                           James M. White, III
                                           Vice President, General Counsel
                                             and Secretary

                                  Exhibit Index


Exhibit
Number                              Document
------                              --------

99.1 Press Release announcing additional stock repurchase and quarterly dividend, dated February 4, 1999, issued by the Company.*

99.2 Press Release announcing earnings for the second quarter, dated February 4, 1999, issued by the Company.*

-------------
*Filed Herewith